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                                                                    Exhibit 99.2

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FOR IMMEDIATE RELEASE                                   CONTACT:
June 27, 2003                                           Donald A. Weidig
                                                        Chief Financial Officer
                                                        (614) 258-9501
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        WATERLINK, INC. FILES FOR REORGANIZATION RELIEF UNDER CHAPTER 11

COLUMBUS, OHIO -- June 27, 2003 -- Waterlink, Inc. ("Waterlink" or the "Company") (OTCBB: WLKN) today filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company also announced that it is seeking an order of the Court to obtain the use of certain cash collateral, which it expects will support current operations and satisfy all customer needs. The Company's operating affiliate in the United Kingdom, Sutcliffe Speakman Limited, is not expected to be affected, as only Waterlink's U.S. operations have sought protection under Chapter 11.

Chief Executive Officer William Vogelhuber said, "Given our Company's current condition, we believe that this action will give us the ability to preserve and maximize our value. With the hard work and dedication of our employees and the support of our customers and suppliers, we expect that the business will promptly emerge from this process."

In announcing today's Chapter 11 filing, Donald A. Weidig, Chief Financial Officer, commented, "Our filing provides Waterlink with the opportunity to position itself for a viable future. After the filing, Waterlink will continue to operate without interruption. We will be able to continue to supply our customers with quality integrated water and air purification solutions and build stronger relationships with our suppliers going forward."

The Company has retained the services of Focus Management Group USA, Inc., as financial advisors and Baker & Hostetler LLP as legal counsel in connection with the Chapter 11 case.

The statements contained in this press release that are not purely historical, including statements regarding Waterlink's objectives, expectations, hopes, intentions, beliefs or strategies regarding the future, are "forward-looking" statements within the meaning of Section 27A of the Securities Exchange Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements, including, without limitation, those relating to the sufficiency of cash collateral, the affect of the filing on international operations and the Company's prospects for the future, are subject to certain risks and uncertainties that could cause results to differ materially from those projected. These risks include, without limitation, the Company's ability to maintain its customer and supplier relationships, to implements it program or reorganization and to retain key employees. Management believes these forward-looking statements are reasonable; however, undue reliance should not be placed on such forward statements, which are based on current expectations.

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Additional information on factors that could potentially affect the Company or its financial results may be found in the Company's filings with the Securities and Exchange Commission, including the sections entitled "Forward-Looking Statements" and "Risk Factors", beginning on page 16, of the Company's annual report on Form 10-K for its fiscal year ended September 30, 2002.

Waterlink is an international provider of integrated water and air purification solutions for both industrial and municipal customers. Waterlink's executive offices are located in Columbus, Ohio, USA. More information about Waterlink can be obtained on the Internet at www.waterlink.com, by e-mail inquiry to waterlink@waterlink.com, or by contacting Don Weidig, Waterlink, Inc., 835 North Cassady, Columbus, Ohio 43219 USA at 614-258-9501.

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